UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 24, 2013

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2013, Viad Corp (the “Company”) issued a press release announcing its unaudited financial results for the third quarter ended September 30, 2013. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 2.02 of this current report on Form 8-K (this “Report”) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01 OTHER EVENTS

On October 25, 2013, the Company issued a press release announcing that its Board of Directors declared a special cash dividend of $2.50 per share. The special dividend will be paid on November 14, 2013 to shareholders of record at the close of business on November 7, 2013. A copy of the Company’s press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 – Press Release dated October 25, 2013.

99.2 – Press Release dated October 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp (Registrant)

October 25, 2013	By:	/s/ G. Michael Latta
G. Michael Latta
Chief Accounting Officer – Controller

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